SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2012

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE

On January 31, 2012, Cigna Corporation filed a Current Report on Form 8-K in connection with its acquisition of HealthSpring, Inc. (the “HealthSpring Acquisition”).  Cigna is now amending that Form 8-K in order to include the historical audited consolidated financial statements of HealthSpring, Inc. required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.  Except as described above, all other information in the January 31, 2012 Form 8-K remains unchanged.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of HealthSpring, Inc. and subsidiaries as of and for the year ended December 31, 2011, which are attached hereto as Exhibit 99.1, are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements relating to the HealthSpring Acquisition as of and for the year ended December 31, 2011, which are attached hereto as Exhibit 99.2, are incorporated herein by reference.

(d)  Exhibits

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of HealthSpring, Inc. and subsidiaries as of and for the year ended December 31, 2011.

99.2	Unaudited pro forma condensed combined financial statements relating to the HealthSpring Acquisition as of and for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: April 16, 2012	By:	/s/ Ralph J. Nicoletti
Ralph J. Nicoletti
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing
23.1	Consent of KPMG LLP	Filed herewith.
99.1	Audited consolidated financial statements of HealthSpring, Inc. and subsidiaries as of and for the year ended December 31, 2011	Filed herewith.
99.2	Unaudited pro forma condensed combined financial statements relating to the HealthSpring Acquisition as of and for the year ended December 31, 2011	Filed herewith.